                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               MTS, INCORPORATED

                             OFFER TO EXCHANGE ITS
                 NEW 9 3/8% SENIOR SUBORDINATED NOTES DUE 2005
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                   9 3/8% SENIOR SUBORDINATED NOTES DUE 2005

                           PURSUANT TO THE PROSPECTUS

                              DATED JULY   , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME ON        ,        , 1998 (30 DAYS AFTER THE PROSPECTUS WAS SENT TO
EXISTING HOLDERS, UNLESS EXTENDED BY MTS, INCORPORATED IN ITS SOLE DISCRETION) (SUCH TIME ON SUCH DATE, AND AS SUCH TIME AND DATE MAY BE EXTENDED, THE "EXPIRATION DATE"). THE EXPIRATION DATE WILL NOT BE EXTENDED BEYOND 5:00 P.M.,
NEW YORK CITY TIME, ON                , 1998 (60 DAYS AFTER THIS PROSPECTUS WAS
SENT TO EXISTING HOLDERS).

    If you desire to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed, and submitted to:

                               STATE STREET BANK
                               AND TRUST COMPANY
                              OF CALIFORNIA, N.A.

                                 Exchange Agent

                      BY MAIL, OVERNIGHT DELIVERY OR HAND:

            State Street Bank and Trust Company of California, N.A.
                    c/o State Street Bank and Trust Company
                        2 International Place, 4th Floor
                                Boston, MA 02110
              Attention: Kellie Mullen, Corporate Trust Department

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (617) 664-5587

                            FACSIMILE TRANSMISSIONS:
                                 (617) 664-5290

(Originals of all documents sent by facsimile should be sent promptly by hand, overnight courier or registered or certified mail.)

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

    This Letter of Transmittal is to be completed by holders of Existing Notes (as defined below) either if Existing Notes are to be forwarded herewith or if tenders of Existing Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company of California, N.A. (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus.

    HOLDERS OF EXISTING NOTES (i) WHOSE CERTIFICATES (THE "CERTIFICATES") FOR SUCH EXISTING NOTES ARE NOT IMMEDIATELY AVAILABLE OR (ii) WHO CANNOT DELIVER THEIR CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (iii) WHO CANNOT COMPLETE THE PROCEDURES FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS, MUST TENDER THEIR EXISTING NOTES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN "THE EXCHANGE OFFER--PROCEDURES FOR TENDERING EXISTING NOTES" IN THE PROSPECTUS, INCLUDING SUBMISSION OF A NOTICE OF GUARANTEED DELIVERY PRIOR TO THE EXPIRATION DATE. SEE INSTRUCTION 1 HERETO.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Ladies and Gentlemen:

    The undersigned hereby tenders to MTS, Incorporated, a California corporation (the "Company"), the aggregate principal amount of the Company's
9 3/8% Senior Subordinated Notes due 2005 (the "Existing Notes") described in Box 1 below in exchange for a like aggregate principal amount of the Company's new 9 5/8% Senior Subordinated Notes due 2005 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated
               , 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

    Subject to, and effective upon, the acceptance for exchange of all or any portion of the Existing Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Existing Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints State Street Bank and Trust Company of California, N.A., as the Exchange Agent (the "Exchange Agent"), as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Existing Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Existing Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Existing Notes, (ii) present Certificates for such Existing Notes for transfer, and to transfer the Existing Notes on the books of the Company, and
(iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the Exchange Offer.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE EXISTING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES,

AND THAT THE EXISTING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE EXISTING NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

    The name(s) and address(es) of the registered holder(s) of the Existing Notes tendered hereby should be printed in Box 1 below, if they are not already set forth below, as they appear on the Certificates representing such Existing Notes. The Certificate number(s) and the Existing Notes that the undersigned wishes to tender should be indicated in the appropriate box below.

    If any tendered Existing Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Existing Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Existing Notes will be returned (or, in the case of Existing Notes tendered by book-entry transfer, such Existing Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Existing Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Existing Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Existing Notes tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 7), the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Notes, that such New Notes be credited to the account indicated below maintained at DTC. If applicable, substitute Certificates representing Existing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Existing Notes, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" (Box
8), please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

    BY TENDERING EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, INCLUDING ANY TENDER VIA THE DEPOSITORY TRUST COMPANY'S AUTOMATED TENDER OFFER PROGRAM (ATOP), THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (ii) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (iv) THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING EXISTING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, INCLUDING ANY TENDER VIA THE DEPOSITORY TRUST COMPANY'S AUTOMATED TENDER OFFER PROGRAM (ATOP), A HOLDER OF EXISTING NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT SUCH EXISTING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A

RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (SUCH A BROKER-DEALER WHICH IS TENDERING EXISTING NOTES IS HEREIN REFERRED TO AS A "PARTICIPATING BROKER-DEALER") AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

    THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR EXISTING NOTES, WHERE SUCH EXISTING NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE EXCHANGE OFFER REGISTRATION
STATEMENT ON FORM S-4 (I.E. THROUGH              , 1999) OR, IF EARLIER, UNTIL
ALL SUCH NEW NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, INCLUDING ANY TENDER VIA THE DEPOSITORY TRUST COMPANY'S AUTOMATED TENDER OFFER PROGRAM (ATOP), AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

    Each New Note will bear interest from the most recent date to which interest has been paid or duly provided for on the Existing Note surrendered in exchange for such New Note or, if no such interest has been paid or duly provided for on such Existing Note, from April 23, 1998. Holders of the Existing Notes whose Existing Notes are accepted for exchange will not receive accrued interest on such Existing Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Existing Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Existing Notes, and will be deemed to have waived the right to receive any interest on such Existing Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after April 23, 1998.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except pursuant to the withdrawal rights set forth in the Prospectus, this tender is irrevocable.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW AND FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE A-10 HEREOF.

ALL TENDERING HOLDERS COMPLETE THIS BOX 1:


 --------------------------------------------------------------------------------------------------------------------------------
                                                              BOX 1
                                             DESCRIPTION OF EXISTING NOTES TENDERED
                                         (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
 -----------------------------------------------------------------------------------------------------
  IF BLANK, PLEASE PRINT NAME(S) AND ADDRESS(ES)      CERTIFICATE NUMBER(S)    PRINCIPAL AMOUNT OF    PRINCIPAL AMOUNT OF
  OF REGISTERED HOLDER(S), EXACTLY AS NAME(S)         OF EXISTING NOTES*       EXISTING NOTES         EXISTING NOTES TENDERED**
  APPEAR(S) ON EXISTING NOTE CERTIFICATE(S):
                                                      ------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL PRINCIPAL        TOTAL PRINCIPAL AMOUNT
                                                                               AMOUNT                 TENDERED
                                                                               $                      $
 --------------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by book-entry holders.
  ** Existing Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Existing
     Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
     ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------

                                       BOX 2
                                BOOK-ENTRY TRANSFER
                             (SEE INSTRUCTION 1 BELOW)
    ----------------------------------------------------------------------------

  / /  CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ___________________________________________
     DTC Account Number ______________________________________________________
     Transaction Code Number _________________________________________________
     -------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 3
                         NOTICE OF GUARANTEED DELIVERY
                           (SEE INSTRUCTION 1 BELOW)
--------------------------------------------------------------------------------

  / /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holders(s) ___________________________________________
     Window Ticket Number (if any) ___________________________________________
     Date of Execution of Notice of Guaranteed Delivery ______________________ Name of Institution which Guaranteed Delivery ___________________________ If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution ___________________________________________
     DTC Account Number ______________________________________________________
     Transaction Code Number _________________________________________________
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
                                       BOX 4
      RETURN OF NON-EXCHANGED EXISTING NOTES TENDERED BY BOOK-ENTRY TRANSFER
                         (SEE INSTRUCTIONS 4 AND 6 BELOW)
     -------------------------------------------------------------------------

  / /  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED
     EXISTING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

                                     BOX 5
                            PARTICIPATING BROKER-DEALER
  ----------------------------------------------------------------------------

  / /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE EXISTING NOTES
     FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: ___________________________________________________________________
     Address: ________________________________________________________________
            __________________________________________________________________
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

                                       BOX 6
                            TENDERING HOLDER SIGNATURE
     -------------------------------------------------------------------------

                                HOLDER(S) SIGN HERE
                        (SEE INSTRUCTIONS 2, 5 AND 6 BELOW)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 IN BOX 9 BELOW)
       (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)
     -------------------------------------------------------------------------

      Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Existing Notes hereby tendered or on a security position listing, or by a person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Existing Notes to comply with the restrictions on transfer applicable to the Existing Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5 below.

  ____________________________________________________________________________
                                (Name Of Holder)

  By:_________________________________________________________________________
                                 (Signature(s))

  Name(s) ____________________________________________________________________
                                 (Please Print)

  ____________________________________________________________________________
                                    (Title)

  Date
  ------------------, 1998

  Address ____________________________________________________________________
                               (Include Zip Code)

  Area Code and Telephone Number _____________________________________________

  ____________________________________________________________________________
          (Tax Identification Or Social Security Number(s) Of Holder)

  ____________________________________________________________________________
                           GUARANTEE OF SIGNATURE(S)

                      (SEE INSTRUCTIONS 1, 2 AND 5 BELOW)

  Authorized Signature _______________________________________________________
  Name _______________________________________________________________________
                                 (Please Print)

  Date
  ----------------------------, 1998

  Capacity or Title __________________________________________________________
  Name of Firm _______________________________________________________________
  Address ____________________________________________________________________
                               (Include Zip Code)

  Area Code and Telephone Number _____________________________________________
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                                     BOX 7
                         SPECIAL EXCHANGE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)
  ----------------------------------------------------------------------------

      To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Existing Notes whose name(s) appear(s) above.

  Issue New Notes to:

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (Include Zip Code)

  ____________________________________________________________________________
                (Taxpayer Identification or Social Security No.)
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

                                     BOX 8
                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)
  ----------------------------------------------------------------------------

      To be completed ONLY if New Notes are to be sent to someone other than the registered holder of the Existing Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

  Mail New Notes to:

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (Include Zip Code)

  ____________________________________________________________________________
                (Taxpayer Identification or Social Security No.)
  ----------------------------------------------------------------------------

----------------------------------------------
                                              BOX 9
                                       SUBSTITUTE FORM W-9
----------------------------------------------------------------------------------------
                             TO BE COMPLETED BY ALL TENDERING HOLDERS
                                    (SEE INSTRUCTION 9 BELOW)
         SIGN THIS SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S) REQUIRED IN BOX 6

              PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
--------------------------------------------------------------------------------------------------

          SUBSTITUTE            Part I--Please provide your TIN   TIN
           FORM W-9             (either your social security      ------------------------------
  DEPARTMENT OF THE TREASURY    number or employer
   INTERNAL REVENUE SERVICE     identification number) in the
                                box to the right and certify by
                                signing and dating below.
                                Part 2--Awaiting TIN / /
                                SIGN THIS FORM AND THE CERTIFICATION OF
     PAYER'S REQUEST FOR        AWAITING TAXPAYER IDENTIFICATION NUMBER BELOW.
           TAXPAYER
    IDENTIFICATION NUMBER       Part 3--Exempt / /
            (TIN)               See enclosed Guidelines for additional information and SIGN THIS
                                FORM.
      AND CERTIFICATION
--------------------------------------------------------------------------------------------------
CERTIFICATION--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or
    (ii) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the
    IRS has notified me that I am no longer subject to backup withholding.

(3) Any other information provided on this form is true and correct.

CERTIFICATION INSTRUCTIONS--You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you are no longer subject to backup withholding.

 SIGNATURE --------------------------------------------------        DATE ----------------------
--------------------------------------------------------------------------------------------------

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                    BOX IN PART 2 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal
Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE --------------------------------------------------       DATE ----------------------
--------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL INFORMATION.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

    Please do not send Certificates for Existing Notes directly to the Company. Your Existing Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent, at the address indicated on the first page hereof. THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

    This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. Existing Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

    Holders who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Existing Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus and by completing Box 3 hereof. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Existing Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent on or before three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Existing Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association, respectively, that is a participant in the Securities Transfer Agents Medallion

Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

    The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.  GUARANTEE OF SIGNATURES

    No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Existing Notes) of Existing Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Exchange Instructions" (Box
    7) or the box entitled "Special Delivery Instructions" (Box 8) above, or

        (ii) such Existing Notes are tendered for the account of a firm that is an Eligible Institution.

    In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal (Box 6). See Instruction 5.

3.  INADEQUATE SPACE

    If the space provided in the box captioned "Description of Existing Notes" is inadequate, the Certificate number(s) and/or the principal amount of Existing Notes and any other required information should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

4.  PARTIAL TENDERS AND WITHDRAWAL RIGHTS

    Tenders of Existing Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Existing Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Existing Notes which are to be tendered in Box 1 under the column "Principal Amount of Existing Notes Tendered." In such case, new Certificate(s) for the remainder of the Existing Notes that were evidenced by your Existing Certificate(s) will only be sent to the holder of the Existing Notes, promptly after the Expiration Date. All Existing Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Existing Notes to be withdrawn, the aggregate principal amount of Existing Notes to be withdrawn, and (if Certificates for such Existing Notes have been tendered) the name of the registered holder of the Existing Notes as set forth on the Certificate for the Existing Notes, if different from that of the person who tendered such Existing Notes. If Certificates for the Existing Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Existing Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Existing Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Existing Notes tendered for the account of an Eligible Institution. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Existing Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Existing Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Existing Notes may not be rescinded. Existing Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Existing Notes."

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Existing Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5.  SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS

    If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Existing Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

    When this Letter of Transmittal is signed by the registered owner(s) of the Existing Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). However, if New Notes are to be issued in the name of a person other than the registered holder(s), signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Existing Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Existing Notes may require in accordance with the restrictions on transfer applicable to the Existing Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

    If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed (Box 7 and 8). Certificates for Existing Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.  DETERMINATION OF VALIDITY

    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing

Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Existing Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

    The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Existing Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES

    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

9.  31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9

    For U.S. Federal income tax purposes, holders are required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 of this Letter of Transmittal (Box 9) and certify, under penalties of perjury, that such number is correct and he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Existing Notes exchanged pursuant to the Exchange Offer, or with respect to New Notes following the Exchange Offer, may be subject to 31% backup withholding.

    The box in Part 2 of the Substitute Form W-9 (Box 9) may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

    The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Existing Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Existing Notes. If the Existing Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 3 of Box 9 for "exempt", to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

    Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.  LOST, DESTROYED OR STOLEN CERTIFICATES

    If any Certificate(s) representing Existing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11.  SECURITY TRANSFER TAXES

    Holders who tender their Existing Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Existing Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

A.  TIN

    THE TAXPAYER IDENTIFICATION NUMBER FOR MOST INDIVIDUALS IS THEIR SOCIAL SECURITY NUMBER. REFER TO THE FOLLOWING CHART TO DETERMINE THE APPROPRIATE
    NUMBER:

                                                             GIVE THE
                                                              SOCIAL
               FOR THIS TYPE OF                              SECURITY
                   ACCOUNT                                   NUMBER OF
----------------------------------------------  -----------------------------------


  1.  Individual                                The individual

  2.  Two or more individuals (joint account)   The actual owner of the account or, if
                                                combined funds, the first individual on
                                                the account (1)

  3.  Custodian account of a minor (Uniform     The minor (2)
      Gift to Minors Act)

  4.  a. The usual revocable savings trust      The grantor-trustee (1)
         (grantor is also trustee)

      b. So-called trust account that is not a  The actual owner (1)
         legal or valid trust under state law
  5.  Sole proprietorship                       The owner (3)

  6.  Sole proprietorship                       The owner (3)

  7.  A valid trust, estate or pension trust    Legal entity (4)

  8.  Corporate                                 The corporation

  9.  Association, club, religious,             The organization
      charitable, educational or other tax-
      exempt organization

 10.  Partnership                               The partnership

 11.  A broker or registered nominee            The broker or nominee

 12.  Account with the Department of            The public entity
      Agriculture

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's name and social security number.

(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B.  EXEMPT PAYEES

    The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.

    For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); (12) a financial institution.

C.  OBTAINING A NUMBER

    If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D.  PRIVACY ACT NOTICE

    Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E.  PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

    (3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.